Exhibit 10.10

AMENDMENT #7 TO THE PROMISSORY NOTE

ISSUED ON DECEMBER 13, 2022

THIS AMENDMENT #7 to the Note (as defined below) (the “Amendment”) is entered into as of June 9, 2026, and made effective as of April 30, 2026 (the “Effective Date”), by and between ODYSSEY HEALTH, INC., a Nevada corporation (the “Company”), and MAST HILL FUND, L.P., a Delaware limited partnership (the “Holder”) (collectively the “Parties”).

BACKGROUND

A.	The Company and Holder are the parties to that certain promissory note originally issued by the Company to the Holder on December 13, 2022, in the original principal amount of $870,000.00 (as amended from time to time, the “Note”); and

B.	The Parties entered into that certain pledge agreement on December 28, 2023 (the “Pledge Agreement”); and

C.	The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Maturity Date (as defined in the Note) of the Note shall be extended to October 31, 2026.

2. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

3. This Amendment may be executed in two or more counterparts, each of which when so executed and delivered to the other party shall be deemed an original. The executed page(s) from each original may be joined together and attached to one such original and shall thereupon constitute one and the same instrument. Such counterparts may be delivered by facsimile or other electronic transmission, which shall not impair the validity thereof.

[Signature page to follow]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

ODYSSEY HEALTH, INC.	MAST HILL FUND, L.P.

By: /s/ Joseph Redmond	By:/s/ Patrick Hassani
Name: Joseph Redmond	Name: Patrick Hassani
Title: Chief Executive Officer	Title: Chief Investment Officer

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